                        GABELLI EQUITY SERIES FUNDS, INC.
                         THE GABELLI EQUITY INCOME FUND
                        THE GABELLI SMALLCAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 28, 1998

                            as amended June 4, 1998


     This Statement of Additional Information ("Additional Statement") relates to The Gabelli Equity Income Fund (the "Equity Income Fund") and The Gabelli Small Cap Growth Fund (the "Small Cap Fund") (each a "Fund" collectively the "Funds") which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the relevant Fund's prospectus dated January 28, 1998, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----

              Other Investment Techniques                                  B-2

              The Adviser                                                  B-4

              The Distributor                                              B-5

              Directors and Officers                                       B-5

              Investment Restrictions                                      B-8

              Portfolio Transactions and Brokerage                         B-9

              Purchase and Redemption of Shares                            B-10

              Determination of Net Asset Value                             B-11

              Dividends, Distributions and Taxes                           B-11

              Investment Performance Information                           B-13

              Appendix to Statement of Additional Information              B-15

              Financial Statements                                         B-16

                           OTHER INVESTMENT TECHNIQUES

Securities Subject to Reorganization

     Subject to each Fund's policy of investing at least 65% of its total assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Fund) each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. (See "Other Investment Techniques and Related Risk Factors" in the Prospectus.)

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments each Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses (see "Dividends, Distributions and Taxes" in the Prospectus).

Nonconvertible Debt Securities

     As disclosed in the Prospectus, up to 35% of each Fund's total assets may be invested in lower quality nonconvertible debt securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986 (the "Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

     The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Hedging Transactions

     Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

     Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

     Unseasoned Companies. The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and price volatility, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.


                                   THE ADVISER

     The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.

     Pursuant to an Investment Advisory Contract which was approved by each Fund's sole shareholder on December 9, 1991 for the Equity Income Fund and October 2, 1991 for the Small Cap Fund, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for each Fund, arranges the portfolio transactions for each Fund and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation.

                                  Advisory Fees
                         For the Year Ended September 30

                               1997             1996            1995
Equity Income Fund               $640,070        $561,461         $512,370
Small Cap Fund                 $2,269,141      $2,276,908       $2,112,855

     Under each Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Corporation's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.

     The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services ("BISYS" or the "Sub-Administrator") 3435 Stelzer Road, Columbus, Ohio 43219, pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by BISYS, the Adviser pays a prorated monthly fee at the annual rate of
 .0625% of the average net assets of the Fund (minimum annual fee of $30,000 per portfolio) on the first $350 million of all of the funds advised by the Adviser and its affiliates and administered by BISYS and .0425% of any net assets above $350 million, and .0225% of any assets above $700 million which together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

     The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contract provides that each Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

     The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." Each Investment Advisory Contract provides in effect, that unless terminated it will remain in effect from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Corporation, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

                                 THE DISTRIBUTOR

     Each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

     The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the vote of the holders of a majority of the outstanding securities of the Funds or by written consent of a majority of the directors who are not interested persons of the Corporation or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the Act.The Distribution Agreement provides that, unless terminated, it will remain in effect so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor.

                             DIRECTORS AND OFFICERS

     The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.

                                             Principal Occupations During Last Five Years;
Name, Position with the Funds and Address    Affiliations with the Adviser or Administrator.
--------------------------------------------------------------------------------------------
Mario J. Gabelli*                            Mr. Gabelli is Chairman, President, Chief Executive Officer,
President, Director and Chief Investment     and a Director of Gabelli Funds, Inc., the Adviser and the
Officer                                      indirect parent of the Distributor; Chairman and Chief
Age: 55                                      Investment Officer of GAMCO Investors, Inc.; President,
                                             Chairman, Director/Trustee, and/or Chief Investment Officer of
                                             substantially all of the funds in the Gabelli family of funds;
                                             Chairman and Director of Lynch Corporation; Director and Adviser
                                             of Gabelli International Ltd. and Gabelli Associates, Ltd.;
                                             Director of East/West Communications, Inc.


James E. McKee                               Vice President and General Counsel and Secretary of Gabelli Funds,
Secretary                                    Inc.; Secretary of all Funds advised by Gabelli Funds, Inc. and
Age: 34                                      Teton Advisers LLC. Secretary of The Gabelli Westwood Funds since
                                             August 1995. Vice President and General Counsel of GAMCO Investors,
                                             Inc. since 1993. Formerly Branch Chief with the U.S. Securities and Exchange Commission in New York from 1992 through 1993. Staff attorney with the Securities and Exchange Commission in New York from 1989 through 1992.


Bruce N. Alpert                              Vice President, Chief Operating Officer of the investment advisory
Vice President and                           division of the Adviser, President and Treasurer of The Gabelli Asset
Treasurer                                    Fund and The Gabelli Growth Fund; Vice President and Treasurer of all
Age: 46                                      other funds in the Gabelli family of funds; Vice President of the
                                             Treasurer's Fund, and Vice President and Treasurer of The Gabelli
                                             Westwood Funds; General Manager of Gabelli Advisers LLC.


Felix J. Christiana                          Formerly Senior Vice President of Dry Dock Savings Bank. Director/
Director                                     Trustee of several of the funds in the Gabelli family of funds.
Age: 72


Anthony J. Colavita                          President and Attorney at Law in the law firm of Anthony J. Colavita,
Director                                     P.C. since 1961; Director/Trustee of several of the funds in the Gabelli
Age: 61                                      family of funds.


Vincent D. Enright                           Senior Vice President and Chief Financial Officer of KeySpan Energy
Director                                     Corporation; Director/Trustee of several of the funds in the Gabelli
Age: 55                                      family of funds.


John D. Gabelli*                             Vice President of Gabelli & Company, Inc., Director of Gabelli Investor
Director                                     Funds, Inc., and Gabelli Global Series Funds, Inc. Manager of Gabelli
Age: 52                                      Advisers LLC.


Robert J. Morrissey                          Partner in the law firm of Morrissey & Hawkins. Director of The Gabelli
Director                                     Value Fund Inc.
Age: 57


                                             Principal Occupations During Last Five Years;
Name, Position with the Funds and Address    Affiliations with the Adviser or Administrator.
--------------------------------------------------------------------------------------------
Anthony R. Pustorino                        Professor of Accounting at Pace University (1965 - present). Formerly
Director                                    President, consultant,  and shareholder, Pustorino Puglisi & Co.,
Age: 71                                     certified public accountants (1961-1989). Director/Trustee of several of the funds in the Gabelli family of funds.


Anthonie C. van Ekris                       Managing Director of Balmac International, Ltd. Director of Stahal
Director                                    Hardmeyer A.Z. and Spinnaker Industries, Inc. Director/Trustee of
Age: 62                                     several of the funds in the Gabelli family of funds.


Karl Otto Pohl*                             Partner of Sal Oppenheim Jr. & Cie. (private investment bank); Former
Director                                    President of the Deutsche Bundesbank (Germany's Central Bank)
Age: 65                                     and Chairman of its Central Bank Council (1980-1991); Currently board member of IBM World Trade Europe/Middle East/ Africa Corp.; Bertelsmann AG;
                                            Zurich Versicherungs-Gesellschaft (insurance); the International Advisory Board of General Electric Company; the International Council for JP Morgan & Co.; the
                                            Board of Supervisory Directors of ROBECo/o Group; and the Supervisory Board of
                                            Royal Dutch (petroleum company); Advisory Director of Unilever N.V. and Unilever
                                            Deutschland; German Governor, International Monetary Fund (1980-1991); Board
                                            Member, Bank for International Settlements (1980- 1991); Chairman, European
                                            Economic Community Central Bank Governors (1990-1991); Director/Trustee of all
                                            the funds in the Gabelli family of funds.


     Each Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $3,000, $500 for each regular meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. Messrs. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested person, the Corporation is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.


     The following table sets forth certain information regarding the compensation of the Corporation's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Funds received compensation from either Fund for the calendar year ended December 31, 1997 in excess of $60,000.

     COMPENSATION TABLE

                                          Aggregate Compensation
                                              from Registrant
                                               (Fiscal Year)                            Total Compensation
                                     Equity-                  Small                     from Registrant and
Name of Person,                      Income                   Cap                        Fund Complex Paid
Position                             Fund                     Fund                         to Directors*
---------------------------------------------------------------------------------------------------------------------------

Mario J. Gabelli                        $ 0                       $ 0                          $     0
  President, Director and
  Chief Investment Officer
Felix J. Christiana
  Director                            5,000                     5,000                           84,999(9)
Anthony J. Colavita
  Director                            5,000                     5,000                           75,368(10)
Vincent D. Enright
  Director                            5,000                     5,000                           17,000(4)
John D. Gabelli
  Director                                0                         0                                0
Robert J. Morrissey
  Director                            5,000                     5,000                           26,500(3)
Anthony R. Pustorino
  Director                            5,000                     5,000                           95,499(8)
Anthonie C.van Ekris
  Director                            5,000                     5,000                           55,189(12)
Karl Otto Pohl
  DIrector                            4,500                     4,500                           27,619(20)

----------
     * Represents the total compensation paid to such persons during the calendar year ended December 31, 1997 (and, with respect to the Funds, estimated to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including each Fund) from which such person receives compensation that are considered part of the same fund complex as the Funds, because, among other things, they have a common investment adviser.

                             INVESTMENT RESTRICTIONS

     Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Each Fund may not:

               (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

               (2) invest 25% or more of the value of its total assets in any one industry;

               (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

               (6) invest for the purpose of exercising control over management of any company;

               (7) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments;
          or

               (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

     The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

     The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by broker or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.

 Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of porfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $121,732 on portfolio transactions in the principal amount of $132,630,126 during fiscal year ended September 30, 1997, to various broker-dealers that have provided research services to the Adviser. The average commission on these transactions was $.01 per share.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Funds and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Funds. The Funds paid the following brokerage commissions for the year ended September 30, as indicated:

                                         Small Cap Fund                        Equity Income Fund
                                         --------------                        ------------------

                                 1995         1996        1997             1995         1996       1997
                                 ----         ----        ----             ----         ----       ----

Affiliated Commissions         $ 17,243    $ 25,682       $ 43,851          $ 6,176      $10,065      $19,323

Total Commissions               135,080     133,633       $204,515           39,097       25,191       54,306

% of affiliated
 Commission to total               12.8%       19.2%          21.4%            15.8%        40.0%        35.5%
% of aggregate dollar
 amount of transactions
 involving commissions paid
 to affiliates                       --          --          17.37%              --           --        46.64%

     As required by Rule 17e-1 under the Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

     To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.

     Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 1997 and September 30, 1996, the turnover rates were 43% and 20%, respectively, in the case of the Equity Income Fund, and 14% and 11%, respectively, in the case of the Small Cap Fund.


                        PURCHASE AND REDEMPTION OF SHARES

     Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined once daily as of the close of business of the regular trading session of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; Martin Luther King Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

     In the calculation of each Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
General

     Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

     Each Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

     A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

     Gains or losses on the sales of securities by the Funds will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

     Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Hedging transactions undertaken by the Funds may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

Distributions

     Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S.corporations. Distributions of net capital gain (which consist of the excess of long-term or mid-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

     Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, mid-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a minimum rate of 28% on capital gains resulting from the disposition of shares held for more than 12 months but not more than 18 months, and at a maximum rate of 20% on capital gains from the disposition of shares held for more than 18 months, (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Backup Withholding

     The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

Corporate Matters

     The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

     Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

     The Funds may furnish data about their investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Funds may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.

     Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[( A-B + 1) 6 - 1]
                                       ---
                                       CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Quotations of total return will reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. A Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Funds' portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Funds' shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Funds. These sources include: Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of the Funds' total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

                                  Total Return
                     for the period ended September 30, 1997

                                                                          Small Cap Fund*            Equity Income Fund*
Cumulative Total Return (since commencement of operations of the              239.49%                      145.50%
Fund)
Average Annual Total Return (since commencement of operations of               22.80%                       16.90%
the Fund)
Average Annual Total Return (5 years)                                          20.80%                       18.30%
Average Annual Total Return (12 months)                                        42.20%                       34.00%

* Commencement of operations for the Small Cap Fund and the Equity Income Fund took place on October 22, 1991 and January 2, 1992, respectively.


                          SHARES OF BENEFICIAL INTEREST

     As of the date of this Statement of Additional Information, the Directors of the Corporation as a group owned less than 1% of the outstanding shares of each Fund.

     The following persons were known to own of record 5% or more of the outstanding voting securities of the indicated funds as of January 2, 1998:

                                                SMALL CAP FUND
                  NAME AND ADDRESS OF
                  HOLDER OF RECORD                                        PERCENTAGE OF FUND
                  ----------------                                        ------------------
                  Charles Schwab & Co., Inc.                                     9.94%
                  101 Montgomery Street
                  San Francisco, CA 94104

                                               EQUITY INCOME FUND
                  NAME AND ADDRESS OF
                  HOLDER OF RECORD                                     PERCENTAGE OF FUND
                  ----------------                                     ------------------
                  Charles Schwab & Co., Inc.                                     10.07%
                  101 Montgomery Street
                  San Francisco, CA 94104

                 APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings
--------------------------------------------------------------------------------

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings
--------------------------------------------------------------------------------

     AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings
--------------------------------------------------------------------------------

     aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings
--------------------------------------------------------------------------------

     AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              FINANCIAL STATEMENTS

     Each Fund's Financial Statements for the year ended September 30, 1997, including the Report of Ernst & Young LLP, independent auditors, is incorporated herein by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge.